Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of income tax expense for 2015, 2014 and 2013 are presented in the table below.

Income Tax Expense

(Dollars in millions)	2015	2014	2013
Current income tax expense
U.S. federal	$2,387	$443	$180
U.S. state and local	210	340	786
Non-U.S.	561	513	513
Total current expense	3,158	1,296	1,479
Deferred income tax expense (benefit)
U.S. federal	1,964	953	1,575
U.S. state and local	515	136	(160)
Non-U.S.	597	58	1,300
Total deferred expense	3,076	1,147	2,715
Total income tax expense	$6,234	$2,443	$4,194

Total income tax expense does not reflect the tax effects of items that are included in accumulated OCI. For additional information, see Note 14 – Accumulated Other Comprehensive Income (Loss). These tax effects resulted in an expense of $631 million in 2015 and $3.1 billion in 2014, and a benefit of $2.3 billion in 2013, recorded in accumulated OCI. In addition, total income tax expense does not reflect tax effects associated with the Corporation’s employee stock plans which decreased common stock and additional paid-in capital $44 million, $35 million and $128 million in 2015, 2014 and 2013, respectively.
Income tax expense for 2015, 2014 and 2013 varied from the amount computed by applying the statutory income tax rate to income before income taxes. A reconciliation of the expected U.S. federal income tax expense, calculated by applying the federal statutory tax rate of 35 percent, to the Corporation’s actual income tax expense, and the effective tax rates for 2015, 2014 and 2013 are presented in the table below.

Reconciliation of Income Tax Expense

	2015		2014		2013
(Dollars in millions)	Amount	Percent	Amount	Percent	Amount	Percent
Expected U.S. federal income tax expense	$7,725	35.0%	$2,787	35.0%	$5,156	35.0%
Increase (decrease) in taxes resulting from:
State tax expense, net of federal benefit	471	2.1	309	3.9	407	2.8
Affordable housing credits/other credits	(1,087)	(4.9)	(950)	(11.9)	(863)	(5.8)
Non-U.S. tax rate differential	(559)	(2.5)	(507)	(6.4)	(940)	(6.4)
Tax-exempt income, including dividends	(539)	(2.5)	(533)	(6.7)	(524)	(3.6)
Changes in prior period UTBs, including interest	(85)	(0.4)	(741)	(9.3)	(255)	(1.7)
Non-U.S. tax law changes	289	1.3	—	—	1,133	7.7
Nondeductible expenses	40	0.2	1,982	24.9	104	0.7
Other	(21)	(0.1)	96	1.2	(24)	(0.2)
Total income tax expense	$6,234	28.2%	$2,443	30.7%	$4,194	28.5%

The reconciliation of the beginning unrecognized tax benefits (UTB) balance to the ending balance is presented in the table below.

Reconciliation of the Change in Unrecognized Tax Benefits

(Dollars in millions)	2015	2014	2013
Balance, January 1	$1,068	$3,068	$3,677
Increases related to positions taken during the current year	36	75	98
Increases related to positions taken during prior years (1)	187	519	254
Decreases related to positions taken during prior years (1)	(177)	(973)	(508)
Settlements	(1)	(1,594)	(448)
Expiration of statute of limitations	(18)	(27)	(5)
Balance, December 31	$1,095	$1,068	$3,068

(1)
The sum per year of positions taken during prior years differs from the $85 million, $741 million and $255 million in the Reconciliation of Income Tax Expense table due to temporary items, state items and jurisdictional offsets, as well as the inclusion of interest in the Reconciliation of Income Tax Expense table.

At December 31, 2015, 2014 and 2013, the balance of the Corporation’s UTBs which would, if recognized, affect the Corporation’s effective tax rate was $0.7 billion, $0.7 billion and $2.5 billion, respectively. Included in the UTB balance are some items the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences, the portion of gross state UTBs that would be offset by the tax benefit of the associated federal deduction and the portion of gross non-U.S. UTBs that would be offset by tax reductions in other jurisdictions.
The Corporation files income tax returns in more than 100 state and non-U.S. jurisdictions each year. The IRS and other tax authorities in countries and states in which the Corporation has significant business operations examine tax returns periodically (continuously in some jurisdictions). The Tax Examination Status table summarizes the status of significant examinations (U.S. federal unless otherwise noted) for the Corporation and various subsidiaries as of December 31, 2015.

Tax Examination Status

	Years under Examination	Status at December 31 2015
U.S.	2010 – 2011	IRS Appeals
U.S.	2012 – 2013	Field examination
New York	2008 – 2014	Field examination
U.K.	2012	Field examination

During 2015, the Corporation and IRS Appeals arrived at final agreement on the audit of Bank of America Corporation for the 2010 through 2011 tax years. While subject to review by the Joint Committee on Taxation of the U.S. Congress, the Corporation expects this examination will be concluded early in 2016.
It is reasonably possible that the UTB balance may decrease by as much as $0.1 billion during the next 12 months, since resolved items will be removed from the balance whether their resolution results in payment or recognition.
The Corporation recognized benefits of $82 million during 2015 and $196 million in 2014, and an expense of $127 million in 2013 for interest and penalties, net-of-tax, in income tax expense. At December 31, 2015 and 2014, the Corporation’s accrual for interest and penalties that related to income taxes, net of taxes and remittances, was $288 million and $455 million.
Significant components of the Corporation’s net deferred tax assets and liabilities at December 31, 2015 and 2014 are presented in the table below.

Deferred Tax Assets and Liabilities

	December 31
(Dollars in millions)	2015	2014
Deferred tax assets
Net operating loss carryforwards	$9,494	$10,955
Accrued expenses	6,340	6,309
Allowance for credit losses	4,649	5,478
Security, loan and debt valuations	4,101	5,381
Employee compensation and retirement benefits	3,585	3,899
Tax credit carryforwards	2,707	5,614
Available-for-sale securities	152	—
Other	2,333	1,800
Gross deferred tax assets	33,361	39,436
Valuation allowance	(1,149)	(1,111)
Total deferred tax assets, net of valuation allowance	32,212	38,325

Deferred tax liabilities
Equipment lease financing	3,016	3,105
Intangibles	1,306	1,513
Fee income	864	881
Mortgage servicing rights	466	1,094
Long-term borrowings	327	630
Available-for-sale securities	—	828
Other	1,752	2,024
Gross deferred tax liabilities	7,731	10,075
Net deferred tax assets, net of valuation allowance	$24,481	$28,250

The table below summarizes the deferred tax assets and related valuation allowances recognized for the net operating loss (NOL) and tax credit carryforwards at December 31, 2015.

Net Operating Loss and Tax Credit Carryforward Deferred Tax Assets

(Dollars in millions)	Deferred Tax Asset	Valuation Allowance	Net Deferred Tax Asset	First Year Expiring
Net operating losses – U.S.	$2,507	$—	$2,507	After 2027
Net operating losses – U.K.	5,657	—	5,657	None (1)
Net operating losses – other non-U.S.	432	(323)	109	Various
Net operating losses – U.S. states (2)	898	(405)	493	Various
General business credits	2,635	—	2,635	After 2031
Foreign tax credits	72	(72)	—	n/a

(1)	The U.K. net operating losses may be carried forward indefinitely.

(2)	The net operating losses and related valuation allowances for U.S. states before considering the benefit of federal deductions were $1.4 billion and $623 million.
n/a = not applicable
Management concluded that no valuation allowance was necessary to reduce the U.K. NOL carryforwards and U.S. NOL and general business credit carryforwards since estimated future taxable income will be sufficient to utilize these assets prior to their expiration. The majority of the Corporation’s U.K. net deferred tax assets, which consist primarily of NOLs, are expected to be realized by certain subsidiaries over an extended number of years. Management’s conclusion is supported by financial results and forecasts, the reorganization of certain business activities and the indefinite period to carry forward NOLs. However, significant changes to those estimates, such as changes that would be caused by a substantial and prolonged worsening of the condition of Europe’s capital markets, or a change in applicable laws, could lead management to reassess its U.K. valuation allowance conclusions.
At December 31, 2015, U.S. federal income taxes had not been provided on $18.0 billion of undistributed earnings of non-U.S. subsidiaries that management has determined have been reinvested for an indefinite period of time. If the Corporation were to record a deferred tax liability associated with these undistributed earnings, the amount would be approximately $5.0 billion at December 31, 2015.